                                                                    EXHIBIT 10.7

                           INDEMNIFICATION AGREEMENT
                           -------------------------

     This Indemnification Agreement ("Agreement"), effective as of the ____ day of ________________, 1996, by and between InSight Health Services Corp., a Delaware corporation (the "Corporation"), and the undersigned director or officer of the Corporation (the "Indemnitee").

                             W I T N E S S E T H:

     WHEREAS, the Indemnitee is either a member of the board of directors of the Corporation (the "Board of Directors"), or an officer of the Corporation, or both, and in such capacity or capacities is performing a valuable service for the Corporation; and

     WHEREAS, the Certificate of Incorporation and Bylaws of the Corporation require the Corporation to indemnify and advance expenses to its directors, officers, employees and agents to the fullest extent permitted by law, and the Indemnitee is willing to serve, continue to serve, and take on additional service for or on behalf of the Corporation in reliance on the indemnification provided therein and herein; and

     WHEREAS, it is intended that the Indemnitee shall be paid promptly by the Corporation all amounts necessary to effectuate in full the indemnity provided herein.

     NOW, THEREFORE, in consideration of the premises and the covenants in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Certain Definitions.
          -------------------

          a.   "Affiliate" shall mean any person that, directly or indirectly
               -----------
     through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

          b.   "Change in Control" shall be deemed to have occurred if:
               -------------------

               (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or an entity owned directly or indirectly by or for the benefit of the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing twenty percent (20%) or more of the total voting power represented by the Corporation's then outstanding voting securities, excluding, however, ownership of voting securities by The General Electric Company, the Estate of Cal Kovens, Roz Kovens, or their Affiliates and excluding ownership of voting securities by persons whose acquisitions thereof have been approved by at least two-thirds (2/3) of the Corporation's directors who hold office when such ownership first exceeded such twenty percent (20%) threshold; or

INDEMNIFICATION AGREEMENT                                                 Page 1
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               (2)  During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

               (3) The stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty-five percent (55%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, excluding, however, the transactions contemplated by that certain Agreement and Plan of Merger by and among the Corporation, American Health Services Corp., AHSC Acquisition Company, Maxum Health Corp., and MXHC Acquisition Company dated as of February 26, 1996, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

          c.   "Disinterested Director" shall mean a director of the Corporation
               ------------------------
     who is not or was not a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee.

          d.   "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               --------------
     amended.

          e.   "Expenses" shall include all direct and indirect costs
               ----------
     (including, without limitation, attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses and reasonable compensation for time spent by the Indemnitee for which the Indemnitee is otherwise not compensated by the Corporation) actually and reasonably incurred in connection with a Proceeding relating to any Indemnifiable Event or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise, provided, however, that "Expenses" shall not include any Liabilities.

          f.   "Final Adverse Determination" shall mean that a determination
               -----------------------------
     that the Indemnitee is not entitled to indemnification shall have been made pursuant to Section 7 hereof and either (i) a final adjudication in a court of competent jurisdiction pursuant to Section 9.a. hereof shall have denied the Indemnitee's right to indemnification hereunder, or (ii) the Indemnitee shall have failed to file a complaint in a court of competent jurisdiction pursuant to Section 9.a. for a period of one hundred twenty (120) days after the determination made pursuant to Section 7 hereof.

INDEMNIFICATION AGREEMENT                                                 Page 2
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

          g.   "Indemnifiable Event" shall mean any event or occurrence that
               ---------------------
     takes place either prior to or after the execution of this Agreement, related to the fact that the Indemnitee is or was a director or officer of the Corporation, or while a director or officer, is or was serving at the request of the Corporation as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise or by reason of anything done or not done by the Indemnitee in any such capacity.

          h.   "Indemnification Period" shall mean the period of time during
               ------------------------
     which the Indemnitee shall continue to serve as a director or officer of the Corporation, and thereafter so long as the Indemnitee shall be subject to any possible Proceeding arising out of an Indemnifiable Event.

          i.   "Independent Legal Counsel" shall mean a law firm or a member of
               ---------------------------
     a law firm selected by the Corporation and approved by the Indemnitee (which approval shall not be unreasonably withheld) or, if there has been a Change in Control, selected by the Indemnitee and approved by the Corporation (which approval shall not be unreasonably withheld) and that neither is presently nor in the past five (5) years has been retained to represent: (i) the Corporation or any of its subsidiaries or affiliates, or the Indemnitee or any corporation as to which the Indemnitee was or is a director, officer, employee or agent, or any subsidiary or affiliate of such a corporation, in any material matter, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person, who under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

          j.   "Liabilities" shall mean liabilities of any type whatsoever
               -------------
     including, but not limited to, any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) or any Proceeding.

          k.   "Proceeding" shall mean any threatened, pending or completed
               ------------
     action, claim, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, including any appeal therefrom.

          l.   "Reviewing Party" shall mean the persons selected to review the
               -----------------
     Indemnitee's requests pursuant to Section 7.b. hereof.

     2.   Services by the Indemnitee.  The Indemnitee agrees to serve as a
          --------------------------
director or officer of the Corporation, or both, so long as he or she is duly appointed or elected and qualified in accordance with the applicable provisions of the Certificate of Incorporation and Bylaws of the Corporation or any subsidiary of the Corporation and until such time as he or she resigns or fails to stand for election or is removed from his or her position. The Indemnitee may at any time and for

INDEMNIFICATION AGREEMENT                                                 Page 3
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

any reason resign or be removed from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Corporation shall have no obligation under this Agreement to continue the Indemnitee in any such position.

     3.   Indemnification.
          ---------------

          a.   Proceedings Brought by Third Parties.  In the event the
               ------------------------------------
     Indemnitee was, is or becomes a party to or witness or other participant in, a Proceeding, other than a Proceeding brought by or in the right of the Corporation, by reason of (or arising in part out of) an Indemnifiable Event, the Corporation shall indemnify the Indemnitee against Expenses and Liabilities actually and reasonably incurred by the Indemnitee or on his or her behalf in connection with such Proceeding, including the costs of any investigation, defense, settlement or appeal, to the fullest extent permitted by applicable law, the Certificate of Incorporation or the Bylaws of the Corporation in effect on the date hereof or as such law, Certificate of Incorporation or Bylaws may from time to time be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights than the law, the Certificate of Incorporation or the Bylaws permitted the Corporation to provide before such amendment).

          b.   Proceedings Brought By or in the Right of the Corporation.  In
               ---------------------------------------------------------
     the event the Indemnitee was, is or becomes a party to or witness or other participant in, a Proceeding brought by or in the right of the Corporation by reason of (or arising in part out of) an Indemnifiable Event, the Corporation shall indemnify the Indemnitee against Expenses and Liabilities actually and reasonably incurred in connection with such Proceeding by the Indemnitee or on his or her behalf in connection with such Proceeding, including the costs of any investigation, defense, settlement or appeal, unless the Reviewing Party reasonably determines that the Indemnitee would be precluded from indemnification under applicable law.

          c.   Proceedings Brought by the Indemnitee.  Notwithstanding anything
               -------------------------------------
     in this Agreement to the contrary and except as provided in Section 9, the Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding or claim connected with a Proceeding, including a cross-claim or counter-claim (a "Claim"), initiated by the Indemnitee against the Corporation or any director, officer or key employee of the Corporation, unless the Corporation has joined in or consented to the initiation of such Proceeding or Claim.

          d.   Limitations on Indemnification.  No indemnification shall be made
               ------------------------------
     with respect to any claim, issue or matter if the Indemnitee was finally adjudged to be liable to the Corporation by a court of competent jurisdiction due to his or her gross negligence or willful misconduct unless and to the extent that a Delaware Court of Chancery or the court in which the action was heard determines that the Indemnitee is entitled to indemnification for such amounts as the court deems proper. Further, no indemnification shall be made for the accounting of profits made from the purchase or sale by the Indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Exchange Act, or similar provisions of any state statutory or common law. In addition to, and not as a limitation of,

INDEMNIFICATION AGREEMENT                                                 Page 4
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     the foregoing, the rights of indemnification of Indemnitee provided under this Agreement shall include those rights set forth in Sections 4, 8, 9 and 13 below.

          e.   Contractual Right.  The right to indemnification provided in the
               -----------------
     Bylaws shall be presumed to have been relied upon by the Indemnitee in serving or continuing to serve the Corporation and shall be enforceable as a contract right.

          f.   Payment.  The Indemnitee shall be paid promptly by the
               -------
     Corporation all amounts necessary to effectuate the foregoing indemnity.

     4.   Advance of Expenses.  All reasonable Expenses incurred by or on behalf
          -------------------
of the Indemnitee shall be advanced from time to time by the Corporation to him within thirty (30) days after the Corporation's receipt of a written request for an advance of Expenses, whether prior to or after final disposition of a Proceeding (except to the extent that there has been a Final Adverse Determination that the Indemnitee is not entitled to be indemnified for such Expenses), including without limitation any Proceeding brought by or in the right of the Corporation. The written request for an advancement of any and all Expenses under this paragraph shall contain reasonable detail of the Expenses incurred by Indemnitee. If required by law at the time of such advance, the Indemnitee hereby agrees to repay the amounts advanced if it is ultimately determined that the Indemnitee is not entitled to be indemnified pursuant to the terms of this Agreement.

     5.   Limitations.  The foregoing indemnity and advancement of Expenses
          -----------
shall apply only to the extent that the Indemnitee has not been indemnified and reimbursed pursuant to such insurance as the Corporation may maintain for the Indemnitee's benefit, or otherwise; provided, however, that notwithstanding the availability of such other indemnification and reimbursement, the Indemnitee may claim indemnification and advancement of Expenses pursuant to this Agreement by assigning to the Corporation, at its request, the Indemnitee's claims under such insurance to the extent the Indemnitee has been paid by the Corporation.

     6.   Insurance and Funding.  The Corporation may purchase and maintain
          ---------------------
insurance to protect itself or the Indemnitee against any Expenses and Liabilities in connection with any Proceeding to the fullest extent permitted by applicable laws. The Corporation may create a trust fund, grant an interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification or advancement of Expenses as provided in this Agreement.

     7.   Procedure for Determination of Entitlement to Indemnification.
          -------------------------------------------------------------

          a. Whenever the Indemnitee believes that he or she is entitled to indemnification pursuant to this Agreement, the Indemnitee shall submit a written request for indemnification to the Corporation. Any request for indemnification shall include sufficient documentation or information reasonably available to Indemnitee to support his claim for indemnification. The Indemnitee shall submit the claim for indemnification within a reasonable time, not to exceed five (5) years after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, final termination or other disposition or partial disposition of any Proceeding, whichever is the later date for

INDEMNIFICATION AGREEMENT                                                 Page 5
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

     which the Indemnitee requests indemnification. The President or the Secretary or other appropriate officer shall, promptly upon receipt of the Indemnitee's request for indemnification, advise the Board of Directors in writing that Indemnitee has made such request. Determination of Indemnitee's entitlement to indemnification shall be made not later than sixty (60) days after the Corporation's receipt of his or her written request for such indemnification; if no determination has been made in such 60-day period, the Corporation shall be deemed to have approved the request.

          b. The Indemnitee shall be entitled to select the Reviewing Party to hearing the Indemnitee's request for indemnification, which selection shall be included in the written request for indemnification required in Section 7.a. The Reviewing Party shall be any one of the following:

               (1)  The stockholders of the Corporation;

               (2) A quorum of the Board of Directors consisting of Disinterested Directors;

               (3) Independent Legal Counsel, who shall make the determination in a written opinion; or

               (4) A panel of three arbitrators, one selected by the Corporation, another by the Indemnitee and the third by the first two arbitrators selected. If for any reason three arbitrators are not selected within thirty (30) days after the appointment of the first arbitrator, then selection of additional arbitrators shall be made by the American Arbitration Association. If any arbitrator resigns or is unable to serve in such capacity for any reason, the American Arbitration Association shall select such arbitrator's replacement. The arbitration shall be conducted pursuant to the commercial arbitration rules of the American Arbitration Association now in effect.

          If the Indemnitee fails to designate a Reviewing Party, his or her claim shall be determined by an appropriate court of the State of Delaware.

          c. Upon making a request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Corporation shall have the burden of proof to overcome that presumption in reaching any contrary determination. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent shall not affect this presumption or, except as provided in Section 3 or 5 hereof, establish a presumption with regard to any factual matter relevant to determining the Indemnitee's rights to indemnification hereunder.

     8.   Fees and Expenses of Independent Legal Counsel.  The Corporation
          ----------------------------------------------
agrees to pay the reasonable fees and expenses of Independent Legal Counsel or a panel of three arbitrators should such Independent Legal Counsel or such panel of arbitrators be retained to make a determination of the Indemnitee's entitlement to indemnification pursuant to Section 7 of this Agreement, and to fully indemnify such Independent Legal Counsel or arbitrators against any and all expenses and

INDEMNIFICATION AGREEMENT                                                 Page 6
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losses incurred by any of them arising out of or relating to this Agreement or their engagement pursuant hereto.

     9.   Remedies of the Indemnitee.
          --------------------------

          a. In the event that (i) a determination pursuant to Section 7 hereof is made that the Indemnitee is not entitled to indemnification; (ii) advances of Expenses are not made pursuant to this Agreement; (iii) payment has not been timely made following a determination of entitled to indemnification pursuant to this Agreement; or (iv) the Indemnitee otherwise seeks enforcement of this Agreement, Indemnitee shall be entitled to a final adjudication in any court of competent jurisdiction of his rights. The Corporation shall not oppose Indemnitee's right to seek any such adjudication. In any such proceeding the Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Corporation shall have the burden of proof to overcome that presumption.

          b. In the event that a determination that the Indemnitee is not entitled to indemnification, in whole or in part, has been made pursuant to
     Section 7 hereof, the decision in the judicial proceeding provided in
     Section 9.a. shall be made de novo and the Indemnitee shall not be prejudiced by reason of a determination that he is not entitled to indemnification.

          c. If a determination that the Indemnitee is entitled to indemnification has been made pursuant to Section 7 hereof or otherwise pursuant to the terms of this Agreement, the Corporation shall be bound by such determination in the absence of (i) a misrepresentation of a material fact by the Indemnitee or (ii) a specific finding (which has become final) by a court of competent jurisdiction that all or any part of such indemnification is expressly prohibited by Delaware law.

          d. In any court proceeding pursuant to this Section 9, the Corporation shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Corporation shall stipulate in any such court that the Corporation is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

          e. Expenses reasonably incurred by Indemnitee in connection with his request for indemnification under this Agreement, seeking enforcement of this Agreement or to recover damages for breach of this Agreement shall be borne by the Corporation.

     10.  Modification, Waiver, Termination and Cancellation.  No supplement,
          --------------------------------------------------
modification, termination, cancellation or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     11.  Notice by the Indemnitee and Defense of Claim.  The Indemnitee shall
          ---------------------------------------------
promptly notify the Corporation in writing upon being served with any summons, citation, subpoena,

INDEMNIFICATION AGREEMENT                                                 Page 7
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complaint, indictment, information or other document relating to any matter, whether civil, criminal, administrative or investigative, but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee if such omission does not prejudice the Corporation's rights. If such omission does prejudice the Corporation's rights, the Corporation will be relieved from liability only to the extent of such prejudice; nor will such omission relieve the Corporation from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any Proceeding as to which the Indemnitee notifies the Corporation of the commencement thereof:

          a. The Corporation will be entitled to participate therein at its own expense; and

          b. The Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee; provided, however, that the Corporation shall not be entitled to assume the defense of any Proceeding if there has been a Change of Control or if the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Indemnitee with respect to such Proceeding. After notice from the Corporation to the Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other (i) than reasonable costs of (A) investigation, (B) travel, meals or accommodation, (C) copying and transmitting documents, or (D) other activities, in each case if undertaken at the request of the Corporation to further the defense, or to comply with any lawful order of a court, relating to such Proceeding, or (ii) as otherwise provided below. The Indemnitee shall have the right to employ his or her own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless:

               (1) The employment of counsel by the Indemnitee has been authorized by the Corporation; or

               (2) The Indemnitee shall have reasonably concluded that counsel engaged by the Corporation may not adequately represent the Indemnitee; or

               (3) The Corporation shall not in fact have employed counsel to assume the defense in such Proceeding or shall not in fact have assumed such defense and be acting in connection therewith with reasonable diligence;

     in each of which cases the fees and expenses of such counsel shall be at the expense of the Corporation.

          c. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent; provided, however, that the Indemnitee will not unreasonably withhold his or her consent to any proposed settlement.

     12.  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice other communication shall have been directed, or (ii) mailed by

INDEMNIFICATION AGREEMENT                                                 Page 8
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

certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, or (iii) sent by an overnight courier service for priority delivery with a national reputation such as Federal Express, on the first business day after the date on which it is accepted by such courier service:

          a.   If to the Indemnitee, to:

               ___________________________________
               ___________________________________
               ___________________________________
               ___________________________________

          b.   If to the Corporation, to:

               InSight Health Services Corp.
               4440 Von Karman Avenue, Suite 320
               Newport Beach, California  92660
               Attn:  President

or to such other address as may have been furnished to the Indemnitee by the Corporation or the Corporation by the Indemnitee, as the case may be, in accordance with this Section 12.

     13.  Nonexclusivity.  The rights of the Indemnitee hereunder shall not be
          --------------
deemed exclusive of any other rights to which the Indemnitee may now or in the future be entitled under the Delaware General Corporation Law, the Corporation's Certificate of Incorporation or Bylaws, or any agreements, vote of stockholders, resolution of the Board of Directors or otherwise.

     14.  Binding Effect, Duration and Scope of Agreement.  This Agreement shall
          -----------------------------------------------
be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Corporation), spouses, heirs and personal and legal representatives. This Agreement shall continue in effect during the Indemnification Period, regardless of whether Indemnitee continues to serve as a director or officer.

     15.  Severability.  If any provision or provisions of this Agreement (or
          ------------
any portion thereof) shall be held to be invalid, illegal or unenforceable for any reason whatsoever;

          a. The validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and

          b. To the fullest extent legally possible, the provisions of this Agreement shall be construed so as to give effect to the intent of any provision held invalid, illegal or unenforceable.

     16.  Governing Law and Interpretation of Agreement.  This Agreement shall
          ---------------------------------------------
be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. If the laws of the State of Delaware are hereafter amended to permit the Corporation to provide

INDEMNIFICATION AGREEMENT                                                 Page 9
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

broader indemnification rights than said laws permitted the Corporation to provide prior to such amendment, the rights of indemnification and advancement of expenses conferred by this Agreement shall automatically be broadened to the fullest extent permitted by the laws of the State of Delaware, as so amended.

     17.  Consent to Jurisdiction.  The Corporation and the Indemnitee each
          -----------------------
irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

     18.  Entire Agreement.  This Agreement represents the entire agreement
          ----------------
between the parties hereto, and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement, except as specifically referred to herein or as provided in
Section 13 hereof.

     19.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

     Dated as of the _____ day of _______________, 1996.



                              INSIGHT HEALTH SERVICES CORP.


                              By:________________________________
                              Title:_____________________________


                              INDEMNITEE


                              ___________________________________
                              [NAME]

INDEMNIFICATION AGREEMENT                                                Page 10
- -------------------------